SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

BRIGHTHOUSE FUNDS TRUST I

(Name of Registrant As Specified in Its Charter)

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BRIGHTHOUSE FUNDS TRUST I

125 High Street, Suite 732

Boston, Massachusetts 02110

December 6, 2021

Dear Contract Owner:

The accompanying information statement provides information about new investment subadvisory agreements (the “New Subadvisory Agreements”) between Brighthouse Investment Advisers, LLC (“BIA”) and Allspring Global Investments, LLC (formerly Wells Capital Management Incorporated) (the “Subadviser”) with respect to Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (the “Mid Cap Value Portfolio”) and Brighthouse Small Cap Value Portfolio (the “Small Cap Value Portfolio” and, together with the Mid Cap Value Portfolio, the “Portfolios”), each a series of Brighthouse Funds Trust I (the “Trust”). The New Subadvisory Agreements took effect on November 1, 2021, upon the acquisition of Wells Fargo Asset Management, the trade name used by the asset management business of Wells Fargo & Company that previously included the Subadviser, by GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”), which constituted a change of control of the Subadviser. As a result of the Transaction, the previous subadvisory agreements between BIA and the Subadviser with respect to the Portfolios were automatically terminated. The Subadviser, which was reorganized as a Delaware limited liability company and changed its name from Wells Capital Management Incorporated to Allspring Global Investments, LLC following the Transaction, continues to serve as subadviser to the Portfolios and the individuals responsible for managing the Portfolios on a day-to-day basis have not changed as a result of the change of control.* You are receiving the accompanying information statement because some or all of the value of your variable annuity or variable life insurance contract was invested in the Portfolios as of November 1, 2021.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

Kristi Slavin President
Brighthouse Funds Trust I

* The Small Cap Value Portfolio also has another subadviser. That other subadviser is not the subject of this Information Statement.

BRIGHTHOUSE FUNDS TRUST I

Allspring Mid Cap Value Portfolio

Brighthouse Small Cap Value Portfolio

125 High Street, Suite 732

Boston, Massachusetts 02110

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

www.brighthousefinancial.com/products/fund-resources

The primary purpose of this Information Statement is to provide you with information about new investment subadvisory agreements (each, a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) between Brighthouse Investment Advisers, LLC (the “Adviser” or “BIA”) and Allspring Global Investments, LLC (formerly Wells Capital Management Incorporated) (the “Subadviser”) with respect to Allspring Mid Cap Value Portfolio (formerly, Wells Capital Management Mid Cap Value Portfolio) (the “Mid Cap Value Portfolio”) and Brighthouse Small Cap Value Portfolio (the “Small Cap Value Portfolio” and, together with the Mid Cap Value Portfolio, the “Portfolios”), each a series of Brighthouse Funds Trust I (the “Trust”). The New Subadvisory Agreements took effect on November 1, 2021, upon the acquisition of Wells Fargo Asset Management, the trade name used by the asset management business of Wells Fargo & Company that previously included the Subadviser, by GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Transaction constituted a change of control of the Subadviser within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result of the Transaction, the previous subadvisory agreements (each, a “Previous Subadvisory Agreement” and collectively, the “Previous Subadvisory Agreements”) between BIA and the Subadviser with respect to the Portfolios were automatically terminated. The Subadviser, which was reorganized as a Delaware limited liability company and changed its name from Wells Capital Management Incorporated to Allspring Global Investments, LLC following the Transaction, continues to serve as subadviser to the Portfolios and the individuals responsible for managing the Portfolios on a day-to-day basis have not changed as a result of the change of control.* This Information Statement is being mailed beginning on or about December 9, 2021 to the Portfolios’ Contract Owners of record as of the close of business on November 1, 2021 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The Trust’s most recent annual and semiannual reports are available upon

* The Small Cap Value Portfolio also has another subadviser. That other subadviser is not the subject of this Information Statement.

request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-882-1292.

BIA serves as investment adviser to the Mid Cap Value Portfolio and Small Cap Value Portfolio pursuant to a management agreement dated August 4, 2017, as amended from time to time, between the Trust and BIA (the “Management Agreement”). Brighthouse Securities, LLC (the “Distributor”), an affiliate of BIA, serves as the distributor to the Trust. For the fiscal year ended December 31, 2020, the Mid Cap Value Portfolio and the Small Cap Value Portfolio paid to the Distributor fees in the amount of $347,368 and $839,968, respectively. BIA is located at One Financial Center Boston, Massachusetts 02111. The Distributor is located at 11225 North Community House Road, Charlotte, North Carolina 28277. State Street Bank and Trust Company is the administrator of the Trust and is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and BIA (the “Order”) that generally permits BIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new investment subadviser for a Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. The applicable Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the Order. A Portfolio may not rely on the Order with respect to subadvisers that are affiliated with BIA. One of the conditions of the Order is that within ninety days after entering into a new or amended investment subadvisory agreement with a new subadviser without shareholder approval, the applicable Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the Order.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

Prior to November 1, 2021, the Subadviser served as subadviser to the Mid Cap Value Portfolio pursuant to an investment subadvisory agreement dated August 4, 2017, by and between BIA and the Subadviser (the “Previous Mid Cap Value Subadvisory Agreement”), and served as subadviser to the Small Cap Value Portfolio pursuant to an investment subadvisory agreement dated August 4, 2017, by and between BIA and the Subadviser (the “Previous Small Cap Value Subadvisory Agreement”). At a meeting of the Board of Trustees of the Trust (the “Board”) held on May 18 –19, 2021 (the “May Meeting”), the Board (including a majority of Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”)) approved the New Subadvisory Agreements between BIA and the Subadviser with respect to the Portfolios, which took effect as of November 1, 2021 upon the closing of the Transaction. For a discussion regarding the factors considered by the Board in approving the New Subadvisory Agreements, see Section III below. As a result of the change of control, the Previous Subadvisory Agreements were terminated as of November 1, 2021. As discussed below, each New Subadvisory Agreement is the same in all material respects as the corresponding Previous Subadvisory Agreement, except for the effective date and term. As with the Previous Subadvisory Agreements, the Portfolios do not pay the subadvisory fee under the New Subadvisory Agreements. BIA continues to serve as the Portfolios’ investment adviser pursuant to the Management Agreement.

II.	The Previous and New Subadvisory Agreements

The Previous Subadvisory Agreements

Each Previous Subadvisory Agreement provided that it would remain in effect, unless sooner terminated, for a period of one year from the effective date and would continue in effect for successive periods of one year thereafter only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the applicable Portfolio specifically approved its continuance at least annually. Each Previous Subadvisory Agreement could be terminated at any time, without the payment of any penalty, by the Board, by BIA or by the vote of a majority of the outstanding voting securities of the applicable Portfolio, upon sixty days’ prior written notice to the Subadviser, or by the Subadviser upon ninety days’ prior written notice to BIA, or upon shorter notice as mutually agreed upon. Each Previous Subadvisory Agreement also included a provision that caused it to terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC, or in the event that the applicable Management Agreement was terminated for any reason.

Each Previous Subadvisory Agreement also generally provided that absent (i) willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations under the Previous Subadvisory Agreements or (ii) certain material misstatements or omissions made in reliance upon information furnished to BIA or the Trust by the Subadviser, the Subadviser would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreements.

Under the Previous Mid Cap Value Subadvisory Agreement, BIA paid a subadvisory fee to the Subadviser, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.40% of the first $100 million of the Portfolio’s average daily net assets, 0.35% on the next $400 million of such assets and 0.30% on assets over $500 million. For the fiscal year ended December 31, 2020, BIA paid the Subadviser $1,662,042 in aggregate subadvisory fees with respect to the Mid Cap Value Portfolio.

The Previous Mid Cap Value Subadvisory Agreement was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on November 12, 17-18, 2020. Pursuant to the terms of the Order, the Previous Mid Cap Value Subadvisory Agreement was not required to be approved by the Mid Cap Value Portfolio’s shareholders.

Under the Previous Small Cap Value Agreement, BIA paid a subadvisory fee to the Subadviser, based on the average daily net assets of the Small Cap Value Portfolio, consisting of a monthly fee computed at the annual rate of 0.500% of the first $250 million of the Portfolio’s average daily net assets, 0.425% on the next $250 million of such assets and 0.400% on assets over $500 million. For the fiscal year ended December 31, 2020, BIA paid the Subadviser $2,251,199 in aggregate subadvisory fees with respect to the Small Cap Value Portfolio.

The Previous Small Cap Value Subadvisory Agreement was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on November 12, 17-18, 2020. Pursuant to the terms of the Order, the Previous Small Cap Value Subadvisory Agreement was not required to be approved by the Small Cap Value Portfolio’s shareholders.

The New Subadvisory Agreements

The New Subadvisory Agreement for the Mid Cap Value Portfolio is attached as Exhibit 1 to this Information Statement and the New Subadvisory Agreement for the Small Cap Value Portfolio is attached as Exhibit 2 to this Information Statement. The terms of each New Subadvisory Agreement are the same in all material respects as those of the corresponding Previous Subadvisory Agreement, except for the effective date and term. Each New Subadvisory Agreement provides that it will remain in effect, unless sooner terminated, for a period of one-year beginning November 1, 2021, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the applicable Portfolio specifically approves its continuance at least annually. Each New Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board, by BIA or by the vote of a majority of the outstanding voting securities of the applicable Portfolio, upon sixty days’ prior written notice to the Subadviser, or by the Subadviser upon ninety days’ prior written notice to BIA, or upon shorter notice as mutually agreed upon. Each New Subadvisory Agreement will terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC, or in the event that the Management Agreement is terminated for any reason.

Each New Subadvisory Agreement also generally provides that absent (i) willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations under the New Subadvisory Agreements or (ii) certain material misstatements or omissions made in reliance upon information furnished to BIA or the Trust by the Subadviser, the Subadviser will not be liable for any act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement.

Subadvisory Fee

Under each New Subadvisory Agreement, BIA pays a subadvisory fee to the Subadviser that is identical to the fee BIA paid the Subadviser under the Previous Subadvisory Agreement.

For the fiscal year ended December 31, 2020, BIA paid the Subadviser $1,662,042 and $2,251,199 in aggregate subadvisory fees with respect to the Mid Cap Value Portfolio and the Small Cap Value Portfolio under the Previous Mid Cap Value Subadvisory Agreement and the Previous Small Cap Value Subadvisory Agreement, respectively. If each New Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2020, the fee payable by BIA to the Subadviser with respect to each of the Portfolios would have been the same as the fee that was paid during such period.

As with the Previous Subadvisory Agreements, the Portfolios do not pay the subadvisory fees under the New Subadvisory Agreements. Under the Management Agreement, the fees payable to BIA by each Portfolio at current asset levels, before consideration of the effect of any voluntary or contractual advisory fee waiver by BIA, are the same as they were when the Previous Subadvisory Agreements were in effect.

Effective Date

The New Subadvisory Agreements for the Portfolios were approved by the Board, including by a separate vote of the Independent Trustees, at the May Meeting, and their effective dates were as of November 1, 2021.

III.	Board Considerations

Mid Cap Value Portfolio

At the May Meeting, the Board of the Trust, including a majority of the Independent Trustees, approved the New Subadvisory Agreement between the Adviser and Subadviser on behalf of the Mid Cap Value Portfolio (the “New Mid Cap Value Subadvisory Agreement”). BIA had informed the Board that the Transaction would result in a change of control of Wells Cap that would cause the automatic termination of the Previous Subadvisory Agreement between BIA and Wells Cap with respect to the Mid Cap Value Portfolio. The Transaction occurred on November 1, 2021.

In considering the New Mid Cap Value Subadvisory Agreement, the Board reviewed information that was provided by the Adviser relating to the Mid Cap Value Portfolio including information about the Transaction, as well as a representation to the Board by the Adviser that the material terms of the New Mid Cap Value Subadvisory Agreement, including the fees payable thereunder, were substantially identical to the Previous Subadvisory Agreement with respect to the Mid Cap Value Portfolio. In determining whether to approve the New Mid Cap Value Subadvisory Agreement, the Board considered the nature, quality, and extent of the services that are currently provided by the Subadviser under the Previous Subadvisory Agreement as well as the services that would continue to be provided by the Subadviser under the New Mid Cap Value Subadvisory Agreement. In particular, the Trustees considered the Adviser’s representations that, after the Transaction, the Subadviser expects that: (i) the portfolio management team will continue to provide at least the same nature, extent and quality of service that it currently provides to the Mid Cap Value Portfolio; (ii) the Transaction will have no effect on the investment management services provided to the Mid Cap Value Portfolio; and (iii) the Subadviser will retain at least the same level of financial resources in order to support the management of the Mid Cap Value Portfolio. The Independent Trustees were separately advised by independent legal counsel throughout the process and met with independent legal counsel in executive session outside the presence of management.

In approving the New Mid Cap Value Subadvisory Agreement, the Board also considered its prior conclusions with respect to its approvals of the Previous Subadvisory Agreement with respect to the Mid Cap Value Portfolio, including the Board’s general satisfaction with the nature, quality, and extent of the services being provided by the Subadviser to the Mid Cap Value Portfolio. In making that approval at a Board meeting held on November 12, 17-18, 2020, the Board considered a variety of factors, including, for example, the experience and qualifications of the portfolio management team and the Mid Cap Value Portfolio’s performance.

Based on the foregoing and other relevant considerations, at the May Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Mid Cap Value Subadvisory Agreement. The Board concluded that, in light of all factors considered, the terms of the New Mid Cap Value Subadvisory Agreement, including fee rates, were fair and reasonable.

Small Cap Value Portfolio

At the May Meeting, the Board of the Trust, including a majority of the Independent Trustees, approved a New Subadvisory Agreement the Adviser and the Subadviser on behalf of the Small Cap Value Portfolio (the “New Small Cap Value Subadvisory Agreement”). BIA had informed the Board that the Transaction would result in a change of control of the Subadviser that would cause the automatic termination of the Previous Subadvisory Agreement between BIA and the Subadviser with respect to the Small Cap Value Portfolio. The Transaction occurred on November 1, 2021.

In considering the New Small Cap Value Subadvisory Agreement, the Board reviewed information that was provided by the Adviser relating to the Small Cap Value Portfolio including information about the Transaction, as well as a representation to the Board by the Adviser that the material terms of the New Small Cap Value Subadvisory Agreement, including the fees payable thereunder, were substantially identical to the Previous Subadvisory Agreement with respect to the Small Cap Value Portfolio. In determining whether to approve the New Small Cap Value Subadvisory Agreement, the Board considered the nature, quality, and extent of the services that are currently provided by the Subadviser under the Previous Subadvisory Agreement as well as the services that would continue to be provided by the Subadviser under the New Small Cap Value Subadvisory Agreement. In particular, the Trustees considered the Adviser’s representations that, after the Transaction, the Subadviser expects that: (i) the portfolio management team will continue to provide at least the same nature, extent and quality of service that it currently provides to the Small Cap Value Portfolio; (ii) the Transaction will have no effect on the investment management services provided to the Small Cap Value Portfolio; and (iii) the Subadviser will retain at least the same level of financial resources in order to support the management of the Small Cap Value Portfolio. The Independent Trustees were separately advised by independent legal counsel throughout the process and met with independent legal counsel in executive session outside the presence of management.

In approving the New Small Cap Value Subadvisory Agreement, the Board also considered its prior conclusions with respect to its approvals of the Previous Subadvisory Agreement with respect to the Small Cap Value Portfolio, including the Board’s general satisfaction with the nature, quality, and extent of the services being provided by the Subadviser to the Small Cap Value Portfolio. In making that approval at a Board meeting held on November 12, 17-18, 2020, the Board considered a variety of factors, including, for example, the experience and qualifications of the portfolio management team and the Small Cap Value Portfolio’s performance.

Based on the foregoing and other relevant considerations, at the May Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Small Cap Value Subadvisory Agreement. The Board concluded that, in light of all factors considered, the terms of the New Small Cap Value Subadvisory Agreement, including fee rates, were fair and reasonable.

IV.	The Subadviser

The Subadviser is the subadviser to the Mid Cap Value Portfolio and a subadviser to the Small Cap Value Portfolio. As of December 31, 2020, the Subadviser had approximately $501.6 billion in assets under management.

James M. Tringas, CFA, Managing Director and Senior Portfolio Manager, and Bryant VanCronkhite, CFA, Managing Director and Senior Portfolio Manager, have each managed the Mid Cap Value Portfolio since 2017 and the Small Cap Value Portfolio since 2014.

Following is a list of the directors and principal executive officers of the Subadviser and their principal occupations. The address of each person listed with respect to their position with the Subadviser, unless noted otherwise, is: c/o Allspring Global Investments, LLC, 525 Market Street, San Francisco, California 94105.

Name	Principal Occupation at the Subadviser

Jon Baranko	President, Chief Investment Officer – Global Fundamental Investments – 100 Heritage Reserve, Menomonee Falls, Wisconsin, 53051

Sallie C. Squire	Chief Operating Officer – 525 Market Street, San Francisco, California, 48105

Molly Festa McMillin	Chief Financial Officer – 401 S. Tryon Street, Charlotte, North Carolina, 28202

Karin Brotman	Interim Chief Compliance Officer – 525 Market Street, San Francisco, California, 48105

The Subadviser acts as investment adviser or subadviser to the following mutual funds that have investment objectives similar to those of the Mid Cap Value Portfolio:

AS OF DECEMBER 31, 2020

Name of Comparable Fund	Annual Fee Schedule (as a % of average daily net assets)		Account Type	Assets under Management (in millions)
Wells Fargo Special Mid Cap Value Fund	First $100 Million Next $100 Million Over $200 million	0.45% 0.40% 0.30%	Affiliated Sub- advised mutual fund	$10,215
Sub-Advised Account #1	First $100 Million Next $50 Million Over $150 million	0.40% 0.35% 0.30%	Unaffiliated Sub-advised mutual fund	$245

The Subadviser acts as investment adviser or subadviser to the following mutual funds that have investment objectives similar to those of the Small Cap Value Portfolio:

AS OF DECEMBER 31, 2020

Name of Comparable Fund	Annual Fee Schedule (as a % of average daily net assets)		Account Type	Assets under Management (in millions)
Wells Fargo Special Small Cap Value Fund	First $100 Million Next $100 Million Over $200 million	0.55% 0.50% 0.40%	Affiliated Sub- advised mutual fund	$4,290
Sub-Advised Account #1	First $100 Million Over $100 Million	0.60% 0.50%	Unaffiliated Sub-advised mutual fund	$231

V.	Changes in the Portfolios’ Investment Styles and Changes in the Portfolios’ Risks

There have been no changes to the Portfolios’ portfolio managers, investment objectives, or principal investment strategies and risks in connection with the change of control of the Subadviser.

VI.	Portfolio Transactions

Subject to the supervision and control of BIA and the Board, the Subadviser is responsible for decisions to buy and sell securities for each Portfolio’s account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. The Subadviser is responsible for effecting each Portfolio’s portfolio transactions and will do so in a manner deemed fair and reasonable and not according to any formula. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid. Although from time to time a Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid.

Generally, the Subadviser only places portfolio transactions with a broker that it believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, the Subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such information. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

In selecting brokers to effect transactions for a Portfolio, the Subadviser may consider the brokerage and research services provided by a broker. The Subadviser may cause a Portfolio to pay a broker that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker would have charged for effecting the same portfolio transaction. The Subadviser must determine in good faith that such higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of that particular transaction or the Subadviser’s overall responsibilities to the Portfolio and its other clients. The Subadviser’s authority to cause a Portfolio to pay a higher commission is subject to the brokerage policies the Board may adopt from time to time.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for Reducing Trust Expenses (the “Statement”). Under the Statement, the Trust may cause a Portfolio to effect securities transactions through brokers in a manner that would help to generate resources to pay the cost of certain expenses which the Portfolio is required to pay or for which the Portfolio is required to arrange payment (“Directed Brokerage”). The Board will review the levels of Directed Brokerage for the Portfolios on a quarterly basis.

For the year ended December 31, 2020, the Mid Cap Value Portfolio and the Small Cap Value Portfolio paid $316,571 and $754,044 in brokerage commissions, respectively, and neither of the Portfolios paid any brokerage commissions to affiliated brokers.

VII.	Portfolio’s Ownership Information

As of the Record Date, the total number of Class A and Class B shares of the Mid Cap Value Portfolio outstanding was 23,362,706 and 10,733,225, respectively. As of the Record Date, the total number of Class A and Class B shares of the Small Cap Value Portfolio outstanding was 43,098,110 and 23,606,474, respectively.

Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and Metropolitan Tower Life Insurance Company and their respective affiliates (individually an “Insurance Company”) are the record owners, through their separate accounts, of all of the shares of each Portfolio.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of beneficial interest of each of the Mid Cap Value Portfolio and the Small Cap Value Portfolio. To the Trust’s knowledge, no person, as of the Record Date, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of each of the Mid Cap Value Portfolio’s shares or the Small Cap Value Portfolio’s shares.

VIII.	Shareholders Sharing the Same Address

As permitted by law, only one copy of this Information Statement may be delivered to Contract Owners residing at the same address, unless such Contract Owners have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy of this Information Statement, please contact the Trust by writing to the Trust at 125 High Street, Suite 732, Boston, Massachusetts 02110, or by calling 1-800-882-1292. The Trust will then promptly deliver, upon request, a separate copy of this Information Statement to any Contract Owner residing at an address to which only one copy was mailed. Contract Owners wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and Contract Owners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Exhibit 1

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of this 1st day of November, 2021, by and between Allspring Global Investments, LLC, a Delaware limited liability company (the “Subadviser”), and Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Brighthouse Funds Trust I (the “Trust”), a Delaware statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Securities Act of 1933, as amended (the “1933 Act”), pursuant to a management agreement dated as of August 4, 2017, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Allspring Mid Cap Value Portfolio (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the portion of the Portfolio’s assets allocated to the Subadviser, as determined from time to time by the Adviser, and the Subadviser is willing to render such services; and

WHEREAS, the Subadviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Subadviser. The Adviser hereby employs the Subadviser, subject to the supervision of the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser acknowledges that such appointment as investment subadviser to the Trust may be limited to those Portfolio assets allocated to the Subadviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to “the Portfolio” in this Agreement shall refer to those Trust assets allocated to the Subadviser by the Adviser. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, or contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio and in such instances such do so only for this limited purpose as the Adviser’s and the Trust’s agent and attorney-in-fact. Subadviser shall facilitate the negotiation of all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and other contracts and agreements related to derivatives transactions and holdings in the Portfolio (“Derivatives Related Agreements”). However, the Subadviser does not have authority to execute Derivatives Related Agreements on behalf of the Trust, which responsibility the Adviser expressly retains.

Copies of the Trust’s Registration Statement, Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws (the Trust’s Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws are collectively referred to herein as the “Charter Documents”), each as currently in effect, have been or will be delivered to the

Subadviser. The Adviser agrees to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio and to provide to the Subadviser copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

2. Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

a.	The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:
i.

the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

ii.

the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

iii.	any written instructions, policies and guidelines which the Adviser or the Trust’s Board of Trustees may issue from time to time; and
iv.

with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission (“SEC”) (“SEC Positions”).

b.

In furtherance of and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same.

c.

The Subadviser shall render such reports to the Trust’s Board of Trustees and the Adviser as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Sections 15(a) and15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Trust’s Board of Trustees or the Adviser at their reasonable request.

d.

Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, timely direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio and purchased (or otherwise acquired) by the Subadviser.

e.

Absent instructions from the Adviser to the contrary and to the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

f.

To the extent consistent with applicable law and then current SEC Positions and absent instructions from the Adviser to the contrary, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to seek to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of the Trust and Adviser may determine and applicable law, including any relevant SEC Positions, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker- or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion.

g.

Subject to seeking the most favorable price and execution, the Board of Trustees or the Adviser may direct the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers. The Subadviser is relieved of its duty to seek to obtain for the Portfolio the best execution available in such cases where the Subadviser is directed to use only specified broker-dealers.

h.

In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

i.

In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

j.	The Subadviser shall:
i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;
ii.	Promptly provide to the Adviser copies of its annual compliance review report (or a summary of the process and findings);

iii.

Notify the Adviser promptly of any non-routine contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an investigation or institution of a proceeding, but not including informal inquiries and periodic or sweep examinations) relating directly or indirectly to the Portfolio or that would have a material impact on the Subadviser’s asset management business; and

iv.

Notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, the Adviser or the Subadviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators.

k.

The Subadviser shall (i) maintain procedures regarding the use of derivatives, and (ii) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust or the Adviser.

l.

The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (1) interest and taxes; (2) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (3) custodian fees and expenses.

m.

The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter.

n.

The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Form 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio, which filings may be based on other accounts managed by the Subadviser and its affiliates.

o.

The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable.

p.

The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser and who are identified in the prospectus or Statements of Additional Information, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser and who are identified in the prospectus or Statements of Additional Information. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser and who are identified in the prospectus or Statement of Additional Information.

q.

The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.
r.

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3. Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate of the value of the Portfolio’s average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly in arrears as soon as practicable. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

4. Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired and except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

5. Use of Names. The Subadviser hereby consents to the Portfolio being named the Allspring Mid Cap Value Portfolio. The Adviser shall not use the name “Allspring Global Investments, LLC” and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, statement of additional information, sales literature, proxy statement, report to shareholders, or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Adviser recognizes that from time to time directors, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Allspring Global Investments, LLC” or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Adviser shall within 30 days (i) cease and cause the Portfolio and the Trust to cease all use of the name and mark “Allspring Global Investments, LLC” and (ii) take all necessary action to cause the Trust’s Registration Statement and any other relevant documentation to be amended to accomplish a change of name and to reflect that the Subadviser no longer serves as subadviser to the Portfolio.

6. Liability and Indemnification.

a.

Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b.

Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser by a Subadviser Indemnitee for use therein.

7. Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of or other series of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as (i) required by law, rule or regulation, (ii) requested by a regulatory authority, (iii) with respect to disclosure to a party’s officers, directors, employees, professional advisors or service providers (“Representatives”) who need to know such information solely in connection with the performance of such party’s duties and obligations under this Agreement and who have been informed of the confidential nature of such information, or (iv) otherwise agreed to in writing by the parties. With respect to confidential information requested by a regulatory authority, the party receiving such request agrees to provide the other party with prompt notice of such request or requirement in order to enable the other party to seek an appropriate protective order or other remedy. All information disclosed pursuant to this paragraph shall nonetheless continue to be deemed confidential. The Subadviser retains all rights in and to any of its proprietary investment models, strategies and approaches used by or on behalf of the Portfolio and any models, strategies or approaches based upon or derived from them.

The Adviser and Subadviser hereby consent to the disclosure to third parties of (i) investment results and other data of the Adviser, the Subadviser or the Portfolio in connection with providing composite investment results of the Subadviser and (ii) investments and transactions of the Adviser, the Subadviser or the Portfolio in connection with providing composite information of clients of the Subadviser. The Subadviser is authorized to refer to the Trust on the Subadviser’s representative client list used in marketing materials and the Subadviser’s client referral list, each, which may, from time to time, be distributed to third parties.

10. Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser is authorized, as agent of the Portfolio, to give instructions to the custodian with respect to the assets of the Portfolio in order to carry out its duties under the terms of this Agreement, including, with respect to the delivery of securities and other investments and payments of cash for the account of the Portfolio. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the custodian. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio. The Subadviser shall have no liability for the acts or omissions of any custodian of the Portfolio’s assets. Subject to Section 2(k), the Subadviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

13. Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Brighthouse Funds Trust I
One Financial Center
Boston, Massachusetts 02111
Attn: Kristi Slavin
kslavin@brighthousefinancial.com (e-mail)

If to Adviser:	Brighthouse Investment Advisers, LLC
Boston, Massachusetts 02111
Attn: Kristi Slavin
kslavin@brighthousefinancial.com (e-mail)

If to Subadviser:	Allspring Global Investments, LLC
525 Market Street, 10th Floor
San Francisco, CA 94105
Attn: Client Administration
Email: AllspringClientAdministration@Allspring-global.com

14. Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Subadviser hereunder, including a copy of Part 2 of the Subadviser’s Form ADV. The parties agree and consent to receive documents electronically, including, but not limited to, the Subadviser’s Form ADV and annual update, confirmations, announcements, other regulatory and other communications, including reports and statements.

15. Miscellaneous. The Trust is an intended third-party beneficiary of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/ Kristi Slavin
Kristi Slavin
President

ALLSPRING GLOBAL INVESTMENTS, LLC

By:	/s/ Anthony Reading-Brown
Anthony Reading-Brown
VP, Head of Contract Administration

SCHEDULE A

Percentage of average daily net assets of the Portfolio

assets allocated to the Subadviser by the Adviser

0.40% on the first $100 million

0.35% on the next $400 million

0.30% over $500 million

Exhibit 2

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of this 1st day of November, 2021, by and between Allspring Global Investments, LLC, a Delaware limited liability company (the “Subadviser”), and Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Brighthouse Funds Trust I (the “Trust”), a Delaware statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement dated as of August 4, 2017, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Brighthouse Small Cap Value Portfolio (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the portion of the Portfolio’s assets allocated to the Subadviser, as determined from time to time by the Adviser, and the Subadviser is willing to render such services; and

WHEREAS, the Subadviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Subadviser. The Adviser hereby employs the Subadviser, subject to the supervision of the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser acknowledges that such appointment as investment subadviser to the Trust may be limited to those Portfolio assets allocated to the Subadviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to “the Portfolio” in this Agreement shall refer to those Trust assets allocated to the Subadviser by the Adviser. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio and in such instances such do so only for this limited purpose as the Adviser’s and the Trust’s agent and attorney-in-fact. Subadviser shall facilitate the negotiation of all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and other contracts and agreements related to derivatives transactions and holdings in the Portfolio (“Derivatives Related Agreements”). However, the Subadviser does not have authority to execute Derivatives Related Agreements on behalf of the Trust, which responsibility the Adviser expressly retains.

Copies of the Trust’s Registration Statement, Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws (the Trust’s Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws are collectively referred to herein as the “Charter Documents”), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio and to provide to the Subadviser copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

2. Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

a.	The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:
i.

the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

ii.

the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

iii.	any written instructions, policies and guidelines which the Adviser or the Trust’s Board of Trustees may issue from time to time; and
iv.

with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission (“SEC”) (“SEC Positions”).

b.

In furtherance of and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same.

c.

The Subadviser shall render such reports to the Trust’s Board of Trustees and the Adviser as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Sections 15(a) and15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Trust’s Board of Trustees or the Adviser at their reasonable request.

d.

Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, timely direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio and purchased (or otherwise acquired) by the Subadviser.

e.

Absent instructions from the Adviser to the contrary and to the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

f.

To the extent consistent with applicable law and then current SEC Positions and absent instructions from the Adviser to the contrary, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to seek to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of the Trust and Adviser may determine and applicable law, including any relevant SEC Positions, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker- or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion.

g.

Subject to seeking the most favorable price and execution, the Board of Trustees or the Adviser may direct the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers. The Subadviser is relieved of its duty to seek to obtain for the Portfolio the best execution available in such cases where the Subadviser is directed to use only specified broker-dealers.

h.

In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

i.

In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

j.	The Subadviser shall:
i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;
ii.	Promptly provide to the Adviser copies of its annual compliance review report (or a summary of the process and findings);

iii.

Notify the Adviser promptly of any non-routine contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an investigation or institution of a proceeding, but not including informal inquiries and periodic or sweep examinations) relating directly or indirectly to the Portfolio or that would have a material impact on the Subadviser’s asset management business; and

iv.

Notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, the Adviser or the Subadviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators.

k.

The Subadviser shall (i) maintain procedures regarding the use of derivatives, and (ii) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust or the Adviser.

l.

The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (1) interest and taxes; (2) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (3) custodian fees and expenses.

m.

The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter.

n.

The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Form 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio, which filings may be based on other accounts managed by the Subadviser and its affiliates.

o.

The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable.

p.

The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser and who are identified in the prospectus or Statements of Additional Information, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser and who are identified in the prospectus or Statements of Additional Information. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser and who are identified in the prospectus or Statement of Additional Information.

q.

The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.

r.

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3. Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate of the value of the Portfolio’s average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly in arrears as soon as practicable. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

4. Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired and except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

5. Use of Names. The Subadviser hereby consents to the Portfolio being named the Brighthouse Small Cap Value Portfolio. The Adviser shall not use the name “Allspring Global Investments, LLC” and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, statement of additional information, sales literature, proxy statement, report to shareholders, or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Adviser recognizes that from time to time directors, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Allspring Global Investments, LLC” or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Adviser shall within 30 days (i) cease and cause the Portfolio and the Trust to cease all use of the name and mark “Allspring Global Investments, LLC,” and (ii) take all necessary action to cause the Trust’s Registration Statement and any other relevant documentation to be amended to accomplish a change of name and to reflect that the Subadviser no longer serves as subadviser to the Portfolio.

6. Liability and Indemnification.

a.

Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b.

Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser by a Subadviser Indemnitee for use therein.

7. Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of or other series of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as (i) required by law, rule or regulation, (ii) requested by a regulatory authority, (iii) with respect to disclosure to a party’s officers, directors, employees, professional advisors or service providers (“Representatives”) who need to know such information solely in connection with the performance of such party’s duties and obligations under this Agreement and who have been informed of the confidential nature of such information, or (iv) otherwise agreed to in writing by the parties. With respect to confidential information requested by a regulatory authority, the party receiving such request agrees to provide the other party with prompt notice of such request or requirement in order to enable the other party to seek an appropriate protective order or other remedy. All information disclosed pursuant to this paragraph shall nonetheless continue to be deemed confidential. The Subadviser retains all rights in and to any of its proprietary investment models, strategies and approaches used by or on behalf of the Portfolio and any models, strategies or approaches based upon or derived from them.

The Adviser and Subadviser hereby consent to the disclosure to third parties of (i) investment results and other data of the Adviser, the Subadviser or the Portfolio in connection with providing composite investment results of the Subadviser and (ii) investments and transactions of the Adviser, the Subadviser or the Portfolio in connection with providing composite information of clients of the Subadviser. The Subadviser is authorized to refer to the Trust on the Subadviser’s representative client list used in marketing materials and the Subadviser’s client referral list, each, which may, from time to time, be distributed to third parties.

10. Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser is authorized, as agent of the Portfolio, to give instructions to the custodian with respect to the assets of the Portfolio in order to carry out its duties under the terms of this Agreement, including, with respect to the delivery of securities and other investments and payments of cash for the account of the Portfolio. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the custodian. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio. The Subadviser shall have no liability for the acts or omissions of any custodian of the Portfolio’s assets. Subject to Section 2(k), the Subadviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

13. Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Brighthouse Funds Trust I One Financial Center Boston, Massachusetts 02111 Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)

If to Adviser:	Brighthouse Investment Advisers, LLC One Financial Center Boston, Massachusetts 02111 Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)

If to Subadviser:	Allspring Global Investments, LLC 525 Market Street, 10th Floor San Francisco, CA 94105 Attn: Client Administration Email: AllspringClientAdministration@Allspring-global.com

14. Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Subadviser hereunder, including a copy of Part 2 of the Subadviser’s Form ADV. The parties agree and consent to receive documents electronically, including, but not limited to, the Subadviser’s Form ADV and annual update, confirmations, announcements, other regulatory and other communications, including reports and statements.

15. Miscellaneous. The Trust is an intended third-party beneficiary of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/ Kristi Slavin
Kristi Slavin
President

ALLSPRING GLOBAL INVESTMENTS, LLC

By:	/s/ Anthony Reading-Brown
Anthony Reading-Brown
VP, Head of Contract Administration

SCHEDULE A

Percentage of average daily net assets of the Portfolio

assets allocated to the Subadviser by the Adviser

0.500% on the first $250 million

0.425% on the next $250 million

0.400% on assets over $500 million